UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2025

Ecovyst Inc.

Commission File Number: 001-38221

Delaware		81-3406833
(State or other jurisdiction of incorporation)		(IRS Employer Identification No.)

300 Lindenwood Drive
Malvern, Pennsylvania		19355
(Address of principal executive offices)		(Zip Code)

(484) 617-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	ECVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 30, 2025 (the “Third Amendment Effective Date”), Ecovyst Catalyst Technologies LLC (“Ecovyst”) and Eco Services Operations Corp. (“Eco Services”, and together with Ecovyst, collectively, the “Borrowers”), each an indirect, wholly owned subsidiary of Ecovyst Inc., entered into a third amendment agreement (the “Amendment”) among the Borrowers, Ecovyst Midco II Inc., UBS AG, Stamford Branch, as administrative agent, and the lenders party thereto, which amends that certain Term Loan Credit Agreement dated as of June 9, 2021, by and among the Borrowers, Ecovyst Midco II Inc., UBS AG, Stamford Branch, as administrative agent and collateral agent, and the lenders from time to time party thereto, as amended by that certain First Amendment Agreement, dated as of February 9, 2023 and that certain Second Amendment Agreement, dated as of June 12, 2024 (the “Existing Credit Agreement”).

The Amendment amended the Existing Credit Agreement to, among other things, (a) reduce the interest rate applicable to all outstanding SOFR term loans to term SOFR plus 2.00% per annum from a maximum of adjusted term SOFR plus 2.25% per annum, and (b) reduce the interest rate applicable to all outstanding base rate term loans to the alternate base rate plus 1.00% per annum from a maximum of the alternate base rate plus 1.25% per annum.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K relating to the Amendment is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Third Amendment Agreement, dated as of January 30, 2025, by and among the Borrowers, Ecovyst Midco II Inc., UBS AG, Stamford Branch, as administrative agent, and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2025	Ecovyst Inc.

	By:	/s/ Joseph S. Koscinski
	Name:	Joseph S. Koscinski
	Title:	Vice President, Chief Administrative Officer, General Counsel and Secretary